EXHIBIT 10.1.3

ESCROW AGREEMENT

THIS AGREEMENT dated for reference the ____ day of __________, 2004

AMONG:

DORANETTI MUSIC, INC., a Nevada company

(herein called the "Company")

OF THE FIRST PART

AND:

EACH SUBSCRIBER, to the private placement of the Company whose names are listed on the signature page of and who have signed this Agreement

(herein called the "Purchaser")

OF THE SECOND PART

AND:

Clark, Wilson, Barristers and Solicitors, of 800 - 885 West Georgia Street, Vancouver, British Columbia, V6C 3H1

(herein called the "Escrow Agent")

OF THE THIRD PART

WITNESSES THAT WHEREAS:

  Pursuant to the Subscription Agreement the Purchaser agreed to purchase securities from the Company;

  The parties have agreed that the Subscription Proceeds will be held in escrow until the Minimum Offering (as defined below) has been achieved;

  The Company and the Purchaser desire to appoint the Escrow Agent, and the Escrow Agent has agreed to act as escrow agent to hold the Subscription Proceeds in accordance with the terms hereof;

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

  DEFINITIONS AND INTERPRETATION

    Wherever used in this Agreement, unless the context otherwise requires, the following words and terms will have the meanings shown:

        "Agreement" means this Escrow Agreement;

        "Closing" means the closing of the Minimum Offering;

        "Company" means Doranetti Music, Inc., a Nevada company;

        "Escrow Funds" means collectively the Subscription Proceeds;

        "Offering" means the offer by the Company to sell not less than 800,000 Shares (the "Minimum Offering") and up to 2,000,000 Shares at a price of $0.15 per Share, as contemplated by the Subscription Agreements;

        "Offering Period" means the period that is 90 days after the date a Registration Statement pertaining to the Shares comprising the Offering is declared effective by the United States Securities and Exchange Commission;

        "Subscription Agreement" means the Agreement for the purchase of Shares of the Company by way of private placement as executed by the Purchaser and accepted by the Company;

        "Subscription Proceeds" means the total price of all Shares subscribed for by the Purchaser under the Subscription Agreement; and

        "Shares" means all the fully paid and non-assessable common shares in the capital stock of the Company.

    Any capitalised term not defined herein shall have the meaning ascribed thereto in the Subscription Agreement.

    In this Agreement:

        the headings have been inserted for convenience of reference only and in no way define, limit, or enlarge the scope or meaning of the provisions of this Agreement; and

        all references to any party, whether a party to this Agreement or not, will be read with such changes in number and gender as the context or reference requires.

  DEPOSIT OF SUBSCRIPTION PROCEEDS

    The Company will within two (2) days of execution of this Agreement deliver the Subscription Agreement to the Escrow Agent for deposit in escrow with the Escrow Agent on the terms of this Agreement and the Subscription Agreement.

  ESCROW PROVISIONS SUBSCRIPTION PROCEEDS

    The parties hereby direct the Escrow Agent to retain the Subscription Proceeds, and not to do or cause anything to be done to release the same from escrow except in accordance with this Agreement. The Escrow Agent accepts its responsibilities hereunder and agrees to perform them in accordance with the terms hereof.

    The Escrow Agent will hold the Subscription Proceeds in escrow and undelivered and:

        will deliver the Subscription Proceeds to the Purchasers promptly after the expiration of the Offering Period;

        will deliver the Subscription Proceeds to the Company not later than five (5) business days after Closing; or

        will deliver the Subscription Proceeds to the Purchaser promptly after receipt by the Escrow Agent of notice signed by both the Purchaser and the Company of a termination of the Subscription Agreement.

    If the Escrow Agent delivers the Subscription Proceeds to the Company pursuant to Clause 3.2(b), without restricting any other rights available to it, the Company will be entitled to transfer the Subscription Proceeds into its name and agrees to issue to the Purchaser the securities subscribed for by the Purchaser in the Subscription Agreement directly to the Purchaser.

    Any wire charges or courier charges for delivery of the Escrow Funds will be deducted from the Escrow Funds.

    The Escrow Agent may rely on a written notice by one party to evidence a Default, provided however that the Escrow Agent will not deliver the Subscription Proceeds pursuant to a notice of Default unless and until two (2) days after the Escrow Agent has provided notice to the other party of such Default. If after receiving notice of Default and within two (2) days the other party has delivered to the Escrow Agent a notice of dispute of the Default, the Escrow Agent may hold the Subscription Proceeds until the issue is resolved or otherwise dealt with pursuant to the terms of this Agreement.

    The Subscription Proceeds will not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow or otherwise in any manner dealt with except in accordance with this Agreement or as may be required by reason of the bankruptcy of the Company or the Purchaser, in which case the Escrow Agent will hold the Subscription Proceeds subject to this Agreement, for whatever person, firm or corporation shall be legally entitled to be or become the registered owner thereof.

  THE ESCROW AGENT

    In exercising the rights, duties and obligations prescribed or confirmed by this Agreement, the Escrow Agent will act honestly and in good faith and will exercise that degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

    The Purchaser and the Company jointly and severally covenant and agree from time to time and at all times hereafter well and truly to save, defend and keep harmless and fully indemnify the Escrow Agent, its successors, and assigns, from and against all loss, costs, charges, suits, demands, claims, damages and expenses which the Escrow Agent, its successors or assigns may at any time or times hereafter bear, sustain, suffer or be put unto for or by reason or on account of its acting pursuant to this Agreement or anything in any manner relating thereto or by reason of the Escrow Agent's compliance in good faith with the terms hereof.

    In case proceedings should hereafter be taken in any court respecting the Subscription Proceeds, the Escrow Agent will not be obliged to defend any such action or submit its rights to the court until it has been indemnified by other good and sufficient security in addition to the indemnity given in Clause 4.2 against its costs of such proceedings.

    The Escrow Agent will have no responsibility in respect of loss of the Subscription Proceeds except the duty to exercise such care in the safekeeping thereof as it would exercise if the Subscription Proceeds belonged to the Escrow Agent. The Escrow Agent may act on the advice of counsel but will not be responsible for acting or failing to act on the advice of counsel.

    The Escrow Agent will not be bound in any way by any contract between the parties hereto whether or not it has notice thereof or of its terms and conditions and the only duty, liability and responsibility of the Escrow Agent will be to hold the Subscription Proceeds as herein directed and to pay and deliver the same to such persons and other such conditions as are herein set forth. The Escrow Agent will not be required to pass upon the sufficiency of any of the Subscription Proceeds or to ascertain whether or not the person or persons who have executed, signed or otherwise issued or authenticated the said documents have authority to so execute, sign or authorize, issue or authenticate the said documents or any of them, or that they are the same persons named therein or otherwise to pass upon any requirement of such instruments that may be essential of their validity, but it shall be sufficient for all purposes under this Agreement insofar as the Escrow Agent is concerned that the said documents are deposited with it as herein specified by the parties executing this Agreement with the Escrow Agent.

    In no event will the Escrow Agent be deemed to have assumed any liability or responsibility for the sufficiency, form and manner of making any notice or demand provided for under this Agreement or of the identity of the persons executing the same, but it shall be sufficient if any writing purporting to be such a notice, demand or protest is served upon the Escrow Agent in any manner sufficient to bring it to its attention.

    In the event that the Subscription Proceeds are attached, garnished or levied upon under any court order, or if the delivery of such property is stayed or enjoined by any court order or if any court order, judgment or decree is made or entered affecting such property or affecting any act by the Escrow Agent, the Escrow Agent may, in its sole discretion, obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, notwithstanding any provision of this Agreement to the contrary. If the Escrow Agent obeys and complies with any such writs, order, judgment or decrees it will not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding that such writs, orders, judgments or decrees may be subsequently reversed, modified, annulled, set aside or vacated.

    Except as herein otherwise provided, the Escrow Agent is authorized and directed to disregard in its sole discretion any and all notices and warnings which may be given to it by any of the parties hereto or by any other person, firm, association or corporation. It will, however, obey the order, judgment or decree of any court of competent jurisdiction, and it is hereby authorized to comply with and obey such orders, judgements or decrees and in case of such compliance, it shall not be liable by reason thereof to any of the parties hereto or to any other person, firm, association or corporation, even if thereafter any such order, judgment or decree may be reversed, modified, annulled, set aside or vacated.

    If the Escrow Agent receives any written instructions contrary to the instructions contained in this Agreement, the Escrow Agent may continue to hold the Subscription Proceeds until the lawful determination of the issue between the parties hereto.

    The Escrow Agent may resign as Escrow Agent by giving not less then ten (10) days' written notice thereof to each of the Purchaser or the Company. The Purchaser and the Company may terminate the Escrow Agent by giving to the Escrow Agent a notice of termination executed by each of them not less than ten (10) days prior to the proposed date of termination. The resignation or termination of the Escrow Agent will be effective and the Escrow Agent will cease to be bound by this Agreement on the date that is ten (10) days after the date of receipt of the termination notice given hereunder or on such other date as the Escrow Agent, the Purchaser and the Company may agree upon. All indemnities granted to the Escrow Agent will survive the termination of this Agreement or the resignation or termination of the Escrow Agent.

    Notwithstanding anything herein to the contrary, the Escrow Agent may act upon any written instructions given by the Company and the Purchaser jointly.

    Notwithstanding anything to the contrary contained herein, in the event of any dispute arising between the Purchaser and the Company or between any other persons or between any of them with respect to the Subscription Agreement, this Agreement or any matters arising thereto, or with respect to the Subscription Proceeds, the Escrow Agent may in its sole discretion deliver and interplead the Subscription Proceeds into court and such delivery and interpleading will be an effective discharge to the Escrow Agent.

  COUNTERPARTS

    This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

  GENERAL

    Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Agreement will be binding upon the parties hereto unless reduced to writing and signed by the parties.

    This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, successors, and assigns.

    The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

    This Agreement will be governed by and construed in accordance with the law of British Columbia.

    All notices required or permitted to be given to any of the parties to this Agreement will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of such party as set out in the Subscription Agreement or such other address as any party may specify by notice in writing to the other parties and any such notice will be deemed to have been given and received by the party to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

    Time is of the essence of this Agreement.

    Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement on the date of such communication by the party so delivering such copy.

    It is understood and agreed by the parties to this Agreement that the only duties and obligations of the Escrow Agent are those specifically stated herein and no other.

    Each party has been advised and has opportunity to seek and obtain independent legal advice respecting all aspects of this Agreement and the Subscription Agreement.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed and delivered this ________ day of August, 2004.

DORANETTI MUSIC, INC.

Per: "Doranetti Music Inc"
 Authorized Signatory

ESCROW AGENT

Per: "Clark Wilson"
 Clark, Wilson

SUBSCRIBER

______________________
Signature

______________________
Print Name

______________________
Telephone and email address

______________________
Amount of subscription